SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 2, 2002

ShoLodge, Inc.
(Exact name of registrant as specified in its charter)

Tennessee
(State or other jurisdiction of
incorporation or organization)

0-19840	62-1015641
(Commission File Number)	(I.R.S. Employer Identification
Number)

130 Maple Drive North
Hendersonville, TN
(Address of principal executive offices)

37075
(Zip Code)

615-264-8000
(Registrant’s telephone number)

ITEM 2 – ACQUISITION OR DISPOSITION OF ASSETS
ITEM 7–FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
Signatures
PRESS RELEASE

ITEM 2 – ACQUISITION OR DISPOSITION OF ASSETS

     On May 2, 2002, the Company completed the acquisition of all of the common stock of GuestHouse International Franchise Systems, Inc. (GuestHouse) in a cash transaction. On May 3, 2002 the Company issued a press release relating to the acquisition, a copy of which is attached here as Exhibit 99.1.

ITEM 7 – FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  & (b) Financial Statements and Proforma Condensed Financial Statements

     Any required historical and/or proforma condensed financial statements will be filed by amendment to this Form 8-K in accordance with the instructions and rules set forth in Form 8-K.

     (c)  Exhibits:

     99.1 Press Release dated May 3, 2002

*   Filed herewith

Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHOLODGE, INC.

Date: May 16, 2002	By:	/s/ Bob Marlowe
Bob Marlowe
Secretary-Treasurer
Chief Accounting Officer